MML SERIES INVESTMENT FUND II
MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Momentum Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund
Supplement dated February 22, 2021 to the
Prospectus dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following information replaces the paragraph titled Interest Rate Risk on page 83 of the Prospectus:
Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-20-11

MML SERIES INVESTMENT FUND II
MML Small Cap Equity Fund
(the “Fund”)
Supplement dated February 22, 2021 to the
Prospectus dated May 1, 2020 and the
Summary Prospectus dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective February 12, 2021, the information related to Raymond Anello, CFA for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 59 of the Prospectus) is hereby removed.
Effective February 12, 2021, the information related to Raymond Anello, CFA under Invesco Advisers, Inc. (“Invesco”) found on page 97 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-20-12
SCE-20-01

MML SERIES INVESTMENT FUND II
MML Small Cap Equity Fund
Supplement dated February 22, 2021 to the
Statement of Additional Information dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective February 12, 2021, the information related to Raymond Anello, CFA of Invesco Advisers, Inc. found on page B-146 in the section titled Appendix C–Additional Portfolio Manager Information is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8063-20-05